Exhibit 10.18

Execution Version

SIXTH AMENDMENT, dated as of June 15, 2020 (this “Amendment”), to the Credit Agreement (as defined below) among Zuffa Guarantor, LLC, as Holdings (“Holdings”), UFC Holdings, LLC, as Borrower (the “Borrower”), Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”), the Lenders party hereto and each Second Revolving Increase Lender (as defined below).

RECITALS

A.    Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, and the Fifth Amendment, dated as of September 18, 2019, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    Pursuant to Section 2.20 of the Credit Agreement, the Borrower may establish Incremental Term Loans and Incremental Revolving Commitment Increases by, among other things, entering into one or more Incremental Facility Amendments pursuant to the terms and conditions of the Credit Agreement with each Additional Lender agreeing to provide such Incremental Term Loans (each such Additional Lender agreeing to provide Fourth Additional Term Loans (as defined below) and any assignees thereof are referred to herein as a “Fourth Additional Term B Lender”) and such Incremental Revolving Commitment Increase ((such Additional Lender agreeing to provide the Second Revolving Increase (as defined below) and any assignees thereof, are referred to herein as “Second Revolving Increase Lender”).

C.    The Borrower has requested a borrowing of Incremental Term Loans in an aggregate principal amount of $150,000,000 (the “Fourth Additional Term Loans”, and the commitments of the Fourth Additional Term B Lenders in respect thereof, the “Fourth Additional Term B Commitments”) under the Credit Agreement, which will be a separate Class from the Refinancing Term Loans, the First Additional Term Loans, the Second Additional Term Loans and the Third Additional Term Loans and the proceeds of which will be used for any purposes not prohibited by the Loan Documents.

D.    The Borrower also has requested an Incremental Revolving Commitment Increase under the Revolving Credit Facility in an aggregate amount of $42,250,000 (the “Second Revolving Increase”; loans thereunder, “Second Revolving Increase Loans”; commitments thereunder, “Second Revolving Increase Commitments”), such that the aggregate amount of the Lenders’ Revolving Commitments after giving effect to this Amendment is $205,000,000.

E.    The initial Fourth Additional Term B Lender party hereto has agreed to make the Fourth Additional Term Loans and each Second Revolving Increase Lender party hereto has agreed to provide the Second Revolving Increase Commitments, in each case on the terms and conditions set forth herein.

F.    Pursuant to Section 9.02 of the Credit Agreement, Holdings, the Borrower and the Required Revolving Lenders may, and hereby express their desire to, amend the Credit Agreement for certain purposes as set forth below.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrower, the initial Fourth Additional Term B Lender party hereto, each Second Revolving Increase Lender and the Administrative Agent hereby agree as follows:

ARTICLE I.

Incremental Facility Amendment

SECTION 1.01.    Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02.    Fourth Additional Term B Commitments. (a) Subject to the terms and conditions set forth herein, on the Sixth Amendment Effective Date (as defined below), the initial Fourth Additional Term B Lender party hereto agrees (i) that it shall be considered a Lender and a Term Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to fund Fourth Additional Term Loans in an aggregate principal amount not to exceed the amount set forth opposite the Fourth Additional Term B Lender’s name on Schedule A hereto.

(b)    The Fourth Additional Term Loans shall constitute a separate Class of Term Loans from the Refinancing Term Loans, the First Additional Term Loans, the Second Additional Term Loans and the Third Additional Term Loans for all purposes under the Credit Agreement. The aggregate amount of the Fourth Additional Term Loans made under this Amendment shall be $150,000,000. The Borrower shall use the proceeds of the Fourth Additional Term Loans as set forth in the recitals to this Amendment.

(c)    The initial Fourth Additional Term B Lender, by delivering its signature page to this Amendment and funding Fourth Additional Term Loans on the Sixth Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and the Fourth Additional Term B Lender on the Sixth Amendment Effective Date.

(d)    Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Sixth Amendment Effective Date, for all purposes of the Loan Documents, (i) the Fourth Additional Term B Commitments shall constitute “Term Commitments”, (ii) the Fourth Additional Term Loans shall constitute “Incremental Term Loans” and “Term Loans” and (iii) each Fourth Additional Term B Lender shall constitute an “Additional Lender”, a “Term Lender” and a “Lender” (if the Fourth Additional Term B Lender

is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of a Fourth Additional Term Loan, a Term Loan), and other related terms will have correlative meanings mutatis mutandis. Upon execution and delivery of this Amendment, the Administrative Agent will record the Fourth Additional Term Loans as being a new Class of Term Loans and a separate Class of Term Loans from the Refinancing Term Loans, the First Additional Term Loans, the Second Additional Term Loans and the Third Additional Term Loans.

SECTION 1.03.    Second Revolving Increase.    (a) Subject to the terms and conditions set forth herein, on the Sixth Amendment Effective Date, each Second Revolving Increase Lender party hereto agrees (i) that it shall be considered a Lender and a Revolving Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) that it shall have the Second Revolving Increase Commitment in the amount set forth opposite such Second Revolving Increase Lender’s name on Schedule B hereto and agrees to make Revolving Loans to the Borrower as described in Section 2.01 of the Credit Agreement, with such Second Revolving Increase Commitments having the terms set forth in the Credit Agreement.

(b)    Each Second Revolving Increase shall be deemed to be a “Incremental Revolving Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents having terms and provisions identical to those applicable to the Revolving Credit Facility, as amended by this Amendment. The aggregate amount of the Second Revolving Increase Commitments under this Amendment shall be $42,250,000. The Borrower shall use the proceeds of any Second Revolving Increase Loans for any purposes not prohibited by the Credit Agreement.

(c)    Each Second Revolving Increase Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and each Second Revolving Increase Lender on the Sixth Amendment Effective Date.

(d)    Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Sixth Amendment Effective Date, for all purposes of the Loan Documents, (i) the Second Revolving Increase Commitments shall constitute “Revolving Commitments”, (ii) the Second Revolving Increase Loans shall constitute “Revolving Loans” and (iii) each Second Revolving Increase Lender shall constitute an “Additional Lender”, a “Revolving Lender” and a “Lender” (if the Second Revolving Increase Lender is not already a Revolving Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Revolving Commitment (or, following the making of a Second Revolving Increase Loan, a Revolving Loan), and other related terms will have correlative meanings mutatis mutandis. Upon execution and delivery of this Amendment, the Administrative Agent will record any Second Revolving Increase Loan as being of the same Class as any Revolving Loans under the Credit Agreement.

SECTION 1.04.    Reallocation of LC Exposure.    Upon the effectiveness of the Second Revolving Increase, each existing Revolving Lender immediately prior thereto will automatically and without further act be deemed to have assigned to each Second Revolving Increase Lender, and each Second Revolving Increase Lender will automatically and without further act be deemed to have assumed, a portion of such existing Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to the Second Revolving Increase and each such deemed assignment and assumption of participations, each such existing Revolving Lender and each Second Revolving Increase Lender holds a percentage of the aggregate outstanding participations in Letters of Credit in accordance with its Applicable Percentage.

SECTION 1.05.    Amendment of Credit Agreement. (a) Effective as of the Sixth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Fourth Additional Term B Commitment” has the meaning assigned thereto in the Sixth Amendment.

“Fourth Additional Term B Lender” has the meaning assigned thereto in the Sixth Amendment.

“Fourth Additional Term Loan” has the meaning assigned thereto in the Sixth Amendment.

“Liquidity” means, as of any date of determination, the sum of (a) unused Revolving Commitments at such time plus (b) the aggregate amount of Available Cash as of such time. For purposes of determining Liquidity, Revolving Commitments shall be deemed to be used at any date of determination to the extent of the outstanding Revolving Loans, LC Exposure and Swingline Exposure at such time.

“Liquidity Covenant Period” means the period commencing on the Sixth Amendment Effective Date until the earlier to occur of (a) the last day of the Test Period immediately preceding the first Test Period ending after the Sixth Amendment Effective Date for which Consolidated EBITDA is greater than or equal to $585,210,000 and (b) the date that is six months after the Sixth Amendment Effective Date.

“Second Revolving Increase Commitments” has the meaning assigned thereto in the Sixth Amendment.

“Second Revolving Increase Lender” has the meaning assigned thereto in the Sixth Amendment.

“Second Revolving Increase Loans” has the meaning assigned thereto in the Sixth Amendment.

“Sixth Amendment” means the Sixth Amendment to this Agreement, dated as of June 15, 2020, among Holdings, the Borrower, the Fourth Additional Term B Lender party thereto, each Second Revolving Increase Lender party thereto and the Administrative Agent.

“Sixth Amendment Effective Date” has the meaning assigned thereto in the Sixth Amendment.

“Sixth Amendment Reaffirmation Agreement” means the Reaffirmation Agreement, dated as of June 15, 2020, among Holdings, the Borrower, the other Guarantors party thereto, the Administrative Agent and the Collateral Agent.

“Term B-1 Loans” means the Refinancing Term Loans, the First Additional Term Loans, the Second Additional Term Loans and the Third Additional Term Loans.

“Term B-2 Loans” means the Fourth Additional Term Loans.

(ii)    The last sentence of the definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything herein to the contrary, (i) the Third Additional Term Loans shall be deemed to be of the same Class as the Refinancing Term Loans, the First Additional Term Loans and the Second Additional Term Loans, (ii) and the First Revolving Increase Loans and the Second Revolving Increase Loans shall be deemed to be of the same Class as the Revolving Loans and (iii) the Fourth Additional Term Loans shall be deemed to be a separate Class from the Refinancing Term Loans, the First Additional Term Loans, the Second Additional Term Loans and the Third Additional Term Loans.”

(iii)    The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “the Sixth Amendment,” after the text “the Fifth Amendment,” appearing in such definition.

(iv)    The definition of “Revolving Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption or (ii) a Refinancing Amendment or a Loan Modification Agreement. The amount of each Lender’s Revolving Commitment is set forth on Schedule C to the Sixth Amendment, or in the Assignment and Assumption, Loan

Modification Agreement or Refinancing Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. The amount of the Lenders’ Revolving Commitments as of the Sixth Amendment Effective Date is $205,000,000.

(v)    The definition of “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Sixth Amendment Reaffirmation Agreement” after the text “, the Fifth Amendment Reaffirmation Agreement” appearing in such definition.

(vi)    The definition of “Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Commitment” means, (a) the Refinancing Term Commitment, (b) the First Additional Term B Commitment, (c) the Second Additional Term B Commitment, (d) the Third Additional Term B Commitment and (e) the Fourth Additional Term B Commitment.”

(vii)    The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means (a) the Refinancing Term Loans, (b) the First Additional Term Loans made in accordance with Section 2.20 by the First Additional Term B Lender on the First Incremental Term Facility Amendment Effective Date constituting Incremental Term Loans made pursuant to the First Incremental Term Facility Amendment, (c) the Second Additional Term Loans made in accordance with Section 2.20 by the Second Additional Term B Lender on the Fourth Amendment Effective Date constituting Incremental Term Loans made pursuant to the Fourth Amendment, (d) the Third Additional Term Loans made in accordance with Section 2.20 by the Third Additional Term B Lender on the Fifth Amendment Effective Date constituting Incremental Term Loans made pursuant to the Fifth Amendment and (e) the Fourth Additional Term Loans made in accordance with Section 2.20 by the Fourth Additional Term B Lender on the Sixth Amendment Effective Date constituting Incremental Term Loans made pursuant to the Sixth Amendment.”

(viii)    Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to the terms and conditions set forth herein, in the First Incremental Term Facility Amendment, in the Fourth Amendment, in the Fifth Amendment and in the Sixth Amendment, as applicable, (a) [reserved], (b) each Revolving Lender agrees to make Revolving Loans to the Borrower denominated in dollars from time to time during the Revolving Availability Period in an aggregate principal amount which will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving

Commitment, (c) each First Additional Term B Lender agrees to make a First Additional Term Loan to the Borrowers on the First Incremental Term Facility Amendment Effective Date in a principal amount not to exceed its First Additional Term B Commitment, (d) each Second Additional Term B Lender agrees to make a Second Additional Term Loan to the Borrower on the Fourth Amendment Effective Date in a principal amount not to exceed its Second Additional Term B Commitment, (e) each Third Additional Term B Lender agrees to make a Third Additional Term Loan to the Borrower on the Fifth Amendment Effective Date in a principal amount not to exceed its Fifth Additional Term B Commitment and (f) each Fourth Additional Term B Lender agrees to make a Fourth Additional Term Loan to the Borrower on the Sixth Amendment Effective Date in a principal amount not to exceed its Fourth Additional Term B Commitment. The Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.”

(ix)    Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrowers shall repay Term Loan Borrowings (i) in respect of Term B-1 Loans, on the last day of each March, June, September and December (commencing on September 30, 2019) in the principal amount of Term B-1 Loans equal to (1) the aggregate outstanding principal amount of the Term B-1 Loans as of the Fifth Amendment Effective Date, multiplied by (2) an amount equal to (x) the aggregate outstanding principal amount of the Term B-1 Loans on the Effective Date, divided by, (y) the aggregate outstanding principal amount of the Term B-1 Loans immediately prior to the Fifth Amendment Effective Date, multiplied by, (3) 0.25% and (ii) in respect of Term B-2 Loans, on the last day of each March, June, September and December (commencing on September 30, 2020) in the principal amount of Term B-2 Loans equal to (1) the aggregate outstanding principal amount of the Term B-2 Loans as of the Sixth Amendment Effective Date, multiplied by (2) 0.25%; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(x)    Clause (a) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the immediately succeeding proviso); provided that in the event that, on or prior to the date that is six months after the Sixth Amendment Effective Date, the Borrower (i) makes any prepayment of Term B-2 Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Term B-2 Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Term B-2 Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1% of the principal amount of the Term B-2 Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1% of the aggregate amount of the applicable Term B-2 Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

(xi)    Section 3.17 of the Credit Agreement is hereby amended by (i) replacing the “and” before clause (e) with “,” and (ii) adding the following as a new clause (f):

“and (f) the Fourth Additional Term Loans made on the Sixth Amendment Effective Date for general corporate purposes.”

(xii)    Section 5.10 of the Credit Agreement is hereby amended by adding the following text before the last sentence thereof:

“The proceeds of the Fourth Additional Term Loans will be used for general corporate purposes.”

(xiii)    Article VI of the Credit Agreement is hereby amended by adding the following text as a new Section 6.11 at the end thereof:

Section 6.11    Liquidity Covenant. Solely with respect to the Revolving Credit Facility, Holdings will maintain Liquidity of no less than $40,000,000 as of the last day of each fiscal quarter ending during the Liquidity Covenant Period.

(xiv)    Section 7.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Holdings, Intermediate Holdings, any Borrower or any of the Restricted Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.02(a), 5.04 (with respect to the existence of Holdings or a Borrower) or in Article VI (other than Section 6.10 or Section 6.11); provided that (i) any Event of Default under Section 6.10 is subject to cure as provided in Section 7.02 and an Event of Default with respect to such Section shall not occur until the expiration of the 10th Business Day subsequent to the date on which the financial statements with respect to the applicable fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a)(i) or Section 5.01(b)(i), as applicable and (ii) a default under Section 6.10 or Section 6.11 shall not constitute an Event of Default with respect to the Term Loans unless and until the Required Revolving Lenders shall have terminated their Revolving Commitments and declared all amounts under the Revolving Loans to be due and payable, respectively (such period commencing with a default under Section 6.10 or Section 6.11, as applicable, and ending on the date on which the Required Lenders with respect to the Revolving Credit Facility terminate and accelerate the Revolving Loans, the “Standstill Period”);

(xv)    The definition of “Revolving Acceleration” set forth in Section 7.01 of the Credit Agreement is hereby amended by adding the text “or Section 6.11” after the text “the Financial Performance Covenant” appearing in such definition.

ARTICLE II.

Conditions to Effectiveness

SECTION 2.01.    Amendment Effectiveness.    Sections 1.02 through 1.05 of this Amendment shall become effective as of the first date (the “Sixth Amendment Effective Date”) on which the following conditions have been satisfied or waived:

(a)    The Administrative Agent and KKR Capital Markets LLC (together with certain of its affiliates), Goldman Sachs Bank USA (acting through itself or any of its designated affiliates), Barclays Bank PLC, Credit Suisse Loan Funding LLC, Deutsche Bank Securities Inc., UBS Securities LLC, HSBC Securities (USA) Inc. and Morgan Stanley Senior Funding, Inc., as lead arrangers (the “Arrangers”) (or their counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) the Fourth Additional Term B Lender party hereto, (iv) each Second Revolving Increase Lender party hereto, (v) the Required Revolving Lenders and (vi) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b)    The obligation of each of the Fourth Additional Term B Lender party hereto to make Fourth Additional Term Loans on the Sixth Amendment Effective Date and each Second Revolving Increase Lender party hereto to make Second Revolving Increase Loans on the Sixth Amendment Effective Date is subject to the satisfaction of the following conditions:

(i)    Immediately before and after giving effect to the borrowing of the Fourth Additional Term Loans and the establishment of the Second Revolving Increase Commitments, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Sixth Amendment Effective Date.

(ii)    The Administrative Agent, the Fourth Additional Term B Lender party hereto and each Second Revolving Increase Lender party hereto shall have received a certificate of a Responsible Officer of the Borrower dated the Sixth Amendment Effective Date, certifying compliance with clause (i) above.

(iii)    The Administrative Agent and the Arrangers shall have received a written opinion (addressed to the Administrative Agent, the Fourth Additional Term B Lender party hereto, each Second Revolving Increase Lender and the other Lenders party to the Credit Agreement and dated the Sixth Amendment Effective Date) of (A) Simpson Thacher & Bartlett LLP, New York and Delaware counsel for the Loan Parties and (B) Lewis Roca Rothgerber Christie LLP, special Nevada counsel for the Loan Parties. The Borrower hereby requests each such counsel to deliver such opinion.

(iv)    The Administrative Agent and the Arrangers shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (or a representation that such Organizational Documents have not been amended since the date last delivered to the Administrative Agent), (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party (or a representation that such Responsible Officers have not changed since the date last delivered to the Administrative Agent), (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Sixth Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(v)    Each Loan Party shall have entered into the Sixth Amendment Reaffirmation Agreement.

(vi)    The Administrative Agent and the Arrangers shall have received all documentation including a certificate regarding beneficial ownership required by 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”) at least three Business Days prior to the Sixth Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Sixth Amendment Effective Date and that the Administrative Agent or the Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act and the Beneficial Ownership Regulation.

(vii)    The Administrative Agent shall have received copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent on or prior to the Sixth Amendment Effective Date with respect to the Borrower and Holdings.

(c)    In addition to the conditions set forth in clause (b) above, the obligation of the Fourth Additional Term B Lender party hereto to make Fourth Additional Term Loans on the Sixth Amendment Effective Date is subject to the Administrative Agent’s receipt of a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the Fourth Additional Term B Lender party hereto make the Fourth Additional Term Loans to the Borrower on the Sixth Amendment Effective Date.

(d)    The Administrative Agent and the Arrangers shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs,

fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the Sixth Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Arrangers.

(e)    The Borrower shall have paid to the Lead Arrangers the fees in the amounts previously agreed in writing to be received on the Sixth Amendment Effective Date.

(f)    The Administrative Agent shall notify the Borrower, the Fourth Additional Term B Lender, each Second Revolving Increase Lender and the other Lenders of the Sixth Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations hereunder of each of the Fourth Additional Term B Lender to make Fourth Additional Term Loans and each Second Revolving Increase Lender to make Second Revolving Increase Loans, as applicable, will automatically terminate if each of the conditions set forth or referred to in this Section 2.01 has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on June 15, 2020.

(g)    The Administrative Agent shall have received, for the account of the Fourth Additional Term B Lender, an upfront fee equal to 3.50% of the aggregate principal amount of the Fourth Additional Term Loans to be made by the Fourth Additional Term B Lender on the Sixth Amendment Effective Date (which, at the election of the Fourth Additional Term B Lender, may take the form of original issue discount).

ARTICLE III.

Miscellaneous

SECTION 3.01.    Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Fourth Additional Term B Lender, each Second Revolving Increase Lender and the Administrative Agent that, as of the Sixth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Sixth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Sixth Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)    After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Sixth Amendment Effective Date.

(d)    Immediately after the consummation of the transactions contemplated under this Amendment to occur on the Sixth Amendment Effective Date, Holdings and its Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment to occur on the Sixth Amendment Effective Date, Solvent.

SECTION 3.02.    Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Sixth Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b)    On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute an Incremental Facility Amendment and an Incremental Revolving Commitment Increase entered into pursuant to Section 2.20 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 3.03.    Governing Law.    This Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 3.04.    Costs and Expenses.    The Borrower agrees to reimburse the Administrative Agent and the Arrangers for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for each of the Administrative Agent and the Arrangers, respectively.

SECTION 3.05.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 3.06.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

ZUFFA GUARANTOR, LLC

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Executive Vice President & Chief Financial Officer

UFC HOLDINGS, LLC

By:	/s/ Andrew Schleimer
Name:	Andrew Schleimer
Title:	Executive Vice President & Chief Financial Officer

[Signature Page to Sixth Amendment]

KKR CORPORATE LENDING, LLC, as Fourth Additional Term B Lender, a Second Revolving Increase Lender, a Revolving Lender, and an Issuing Bank

By:	/s/ John Knox
Name: John Knox
Title: CFO

[Signature Page to Sixth Amendment]

GOLDMAN SACHS BANK USA, as a Second Revolving Increase Lender, a Revolving Lender, and an Issuing Bank

By:	/s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender, a Second Revolving Increase Lender and an Issuing Bank

By:	/s/ Judith E. Smith
Name: Judith S. Smith
Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender, a Second Revolving Increase Lender and an Issuing Bank

By:	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

By:	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

[Signature Page to Sixth Amendment]

BARCLAYS BANK PLC, as a Revolving Lender and Issuing Bank

By:	/s/ Manuel Rubiano
Name: Manuel Rubiano
Title: Associate

[Signature Page to Sixth Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Lender and a Second Revolving Increase Lender

By:	/s/ Curtis Vega
Name: Curtis Vega
Title: Senior Vice President

[Signature Page to Sixth Amendment]

UBS AG, STAMFORD BRANCH, as a Revolving Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[Signature Page to Sixth Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender and a Second Revolving Increase Lender

By:	/s/ Joanne Braidi
Name: Joanne Braidi
Title: Authorized Signatory

[Signature Page to Sixth Amendment]

Schedule A

Fourth Additional Term B Lender	Fourth Additional Term B Commitment

Schedule B

Second Revolving Increase Lender	Second Revolving Increase Commitment

Schedule C

Lenders	Revolving Loan Commitments